                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of PolyMedica Corporation ("PolyMedica") for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Samuel L. Shanaman, Lead Director and Interim Chief Executive Officer, and Stephen C. Farrell, Senior Vice President and Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

                                            /s/ Samuel L. Shanaman
                                            ----------------------
Dated: June 30, 2003                        Samuel L. Shanaman
                                            Lead Director and Interim Chief
                                            Executive Officer

                                            /s/ Stephen C. Farrell
                                            ----------------------
Dated: June 30, 2003                        Stephen C. Farrell
                                            Senior Vice President and Chief
                                            Financial Officer